UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2008

SPLINTERNET HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 333-134658

Delaware	22-393-8509
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

535 Connecticut Avenue, 2nd floor Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 354-9164

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 1, 2008, Splinternet Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K to report the consummation on April 30, 2008 of the transaction contemplated by an Agreement and Plan of Merger dated February 7, 2008 among the Company, Vidiation, Inc., a Delaware corporation and Splinternet Merger Sub I, Inc. (a wholly owned subsidiary of the Company formed for the purpose of such transaction) (the “Merger Sub”) pursuant to which the Merger Sub has merged into Vidiation, Inc. resulting in Vidiation, Inc. becoming a wholly-owned subsidiary of the Company. The Company is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K filed on May 1, 2008, solely for the purpose of filing the financial statements and pro forma financial information required to be filed pursuant to Item 9.01.

Item 9.01  Financial Statements and Exhibits.

Financial statements and pro forma financial information:

The financial statements and pro forma financial information required to be filed pursuant to this item are attached hereto.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPLINTERNET HOLDINGS, INC.
(Registrant)

	By:	/s/ James C. Ackerly
Dated: July 16, 2008	Name:	James C. Ackerly
	Title:	Chief Executive Officer and President

3

VIDIATION, LLC.
(A Development Stage Company)
TABLE OF CONTENTS

PAGE

Independent Auditor’s Report	2

FINANCIAL STATEMENTS

Balance Sheets	3

Statements of Operations	4

Statements of Members’ (Deficit) Equity	5

Statements of Cash Flows	6

Notes to Financial Statements	7 – 11

INDEPENDENT AUDITOR’S REPORT

To the Members of
Vidiation, LLC.
Norwalk, CT

We have audited the accompanying balance sheet of Vidiation, LLC. (the “Company”) as of December 31, 2007 and the related statements of operations, members’ (deficit) equity and cash flows for the year then ended and the period from inception (August 30, 2006) to December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the accompanying financial statements referred to above present fairly, in all material respects, the financial position of Vidiation, LLC. as of December 31, 2007 and the results of its operations and its cash flows for the year then ended and the period from inception (August 30, 2006) to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, Vidiation, LLC. has suffered recurring losses from operations, its current liabilities exceed its current assets and it has an accumulated deficit. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ McGladrey & Pullen, LLP

New York, NY
July 16, 2008

VIDIATION, LLC.
(A Development Stage Company)
BALANCE SHEETS
DECEMBER 31, 2007
and MARCH 31, 2008 and 2007 (unaudited)

ASSETS	March 31, 2008 (unaudited)	December 31, 2007 (audited)	March 31, 2007 (unaudited)
Current assets:
Cash and cash equivalents	$-	$73,129	$99,126
Certificate of deposit (restricted)	50,000	50,000
Interest receivable	2,300	1,701	-
Total current assets	52,300	124,830	99,126

Fixed assets, net	28,265	29,254	-

Deposits	1,328	20,478	-
Total Assets	$81,893	$174,562	$99,126
LIABILITIES AND MEMBERS’ (DEFICIT) EQUITY
Current liabilities:
Accounts payable and accrued expenses	$270,352	$324,956	$38,359
Capital leases obligations, current portion	3,042	3,329	-
Line of credit-bank	49,500	35,000	-
Notes payable	125,000	-	-
Advance from officer	12,663	-	-
Total current liabilities	460,557	363,285	38,359

Capital lease obligations, net of current portion	6,156	6,297	-

Total Liabilities	466,713	369,582	38,359

Commitments and Contingencies

Members’ Deficit:
Members’ contributions	1,029,038	1,029,327	251,400
Deficit accumulated during development stage	(1,413,858)	(1,224,347)	(190,633)
Total Members’ (Deficit) Equity	(384,820)	(195,020)	60,767
Total Liabilities and Members’ (Deficit) Equity	$81,893	$174,562	$99,126

See notes to financial statements

VIDIATION, LLC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007,
THREE MONTHS ENDED MARCH 31 2008 AND 2007 (unaudited)
AND THE DEVELOPMENT STAGE PERIOD (FROM INCEPTION TO MARCH 31, 2008) (unaudited)

		Three months ended March 31,		August 30, 2006
	Year ended December 31, 2007	2008 (unaudited)	2007 (unaudited)	(Inception) through March 31, 2008) (unaudited)
Revenues	$-	$-	$-	$-
Research and development costs	114,700	-	-	114,700
General & administrative expenses	1,111,939	188,331	190,653	1,300,270
Loss from operations	(1,226,639)	(188,331)	(190,653)	(1,414,970)

Interest income	3,514	690	20	4,204
Interest expense	1,222	1,870	-	3,092

Net loss	$(1,224,347)	$(189,511)	$(190,633)	$(1,413,858)

See notes to financial statements

VIDIATION, LLC.
(A Development Stage Company)
STATEMENTS OF MEMBERS’ (DEFICIT) EQUITY
YEAR ENDED DECEMBER 31, 2007,
THREE MONTHS ENDED MARCH 31, 2008 (unaudited)
AND THE DEVELOPMENT STAGE PERIOD (FROM INCEPTION TO MARCH 31, 2008) (unaudited)

	Members’ Contributions	Deficit Accumulated During the Development Stage	Total
Balance, December 31, 2006	$-	$-	$-

Members’ contributions	1,029,327		1,029,327

Net loss for the year ended December 31, 2007		(1,224,347)	(1,224,347)
Balance, December 31, 2007	1,029,327	(1,224,347)	(195,020)
Member distribution (unaudited)	(289)		(289)

Net loss for the three months ended March 31, 2008 (unaudited)		(189,511)	(189,511)
Balance, March 31, 2008 (unaudited)	$1,029,038	$(1,413,858)	$(384,820)

See notes to financial statements

VIDIATION, LLC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2007,
THREE MONTHS ENDED MARCH 31, 2008 AND 2007(unaudited)
AND THE DEVELOPMENT STAGE PERIOD (FROM INCEPTION TO MARCH 31, 2008)(unaudited)

		Three months ended March 31,		August 30, 2006
	Year ended December 31, 2007	2008 (unaudited)	2007 (unaudited)	(Inception) through March 31, 2008) (unaudited)
Cash Flows from Operating Activities:
Net loss	$(1,224,347)	$(189,511)	$(190,633)	$(1,413,858)
Depreciation	4,718	3,219	-	7,937

Changes in assets and liabilities:
Increase in interest receivable	(1,701)	(599)	-	(2,300)
Increase (decrease) in accounts payable and accrued expenses	324,956	(54,604)	38,359	270,352
Decrease (increase) in deposits	(20,478)	19,150		(1,328)
Net Cash Used in Operating Activities	(916,852)	(222,345)	(152,274)	(1,139,197)
Cash flows from Investing Activities:
Increase in certificate of deposit	(50,000)	-	-	(50,000)
Purchases of equipment	(23,174)	(2,230)	-	(25,404)
Net Cash Used in Investing Activities	(73,174)	(2,230)	-	(75,404)

Cash Flows from Financing Activities:
Contributions from (distributions to) members	1,029,327	(289)	251,400	1,029,038
Principal payments on capital leases	(1,172)	(428)	-	(1,600)
Advance from officer	-	12,663	-	12,663
Proceeds from loan payable	-	125,000	-	125,000
Borrowings on bank line of credit, net of repayments	35,000	14,500	-	49,500
Net Cash Provided by Financing Activities	1,063,155	151,446	251,400	1,214,601

Net Increase (Decrease) in Cash and cash equivalents	73,129	(73,129)	99,126	(355)

Cash and Cash Equivalents, Beginning of period	0	73,129	0	0

Cash and Cash Equivalents, End of period	$73,129	$0	$99,126	$(355)

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$1,109	$1,152	$-	$2,261

See notes to financial statements

VIDIATION, LLC.
(A Development Stage Company)
notes to financial statements

NOTE 1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Vidiation, LLC. (the “Company”) was organized as a sole proprietor limited liability corporation in the state of Nevada on August 30, 2006. The Company was inactive until early 2007 when it received its initial partners and capital contributions. Vidiation, LLC is a development-stage company in the business of developing technology to identify radioactive materials by analyzing streams of data from video surveillance systems.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and incorporate the following significant accounting policies:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The Company considers the fair value of the cash equivalents, accounts receivable, accounts payable, accrued liabilities and due to officer to approximate carrying value based on the short-term nature of the instruments.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. The Company maintains cash in bank deposit accounts which, at times, exceed federally insured limits. The Company has not experienced any losses on these accounts.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided using the straight line method over the estimated useful life of three or five years. Maintenance and repairs that do not improve efficiency or extend economic life are charged to expense as incurred.

Research and Development Costs

Research and development expenses include costs directly attributable to the conduct of research and development projects primarily related to the development of new product design and improving the efficiency and capabilities of existing products and processes. Such costs include services provided primarily by outside contractors. All costs associated with research and development are expensed as incurred. The Company incurred research and development costs of $114,700 and $0 in the year ended December 31, 2007 and the three months ended March 31, 2008 (unaudited).

Income Taxes

The Company is treated as a partnership for tax purposes. As a result, all tax income and losses are reported on the members’ personal income tax returns.

Recently Issued Accounting Standards

SFAS No. 157, “Fair Value Measurements” In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 157, “Fair Value Measurements”, which establishes a framework for reporting fair value and expands disclosures about fair value measurements. SFAS No. 157 is effective for the Company on January 1, 2008. The Company is currently evaluating the impact of this new standard on its financial statements.

SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - including an amendment of FASB Statement No. 115.” SFAS No. 159 provides companies with an option to report selected financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings at each subsequent reporting date. Upfront costs and fees related to items for which the fair value option is elected are recognized in earnings as incurred. SFAS No.159 is effective for the Company beginning January 1, 2008. The Company is currently evaluating the impact of this new standard on its financial statements.

SFAS No. 141 (R), “Business Combinations” In December 2007, the FASB issued SFAS No. 141 (R), “Business Combinations.” SFAS No. 141(R) establishes principles and requirements for how an acquirer in a business combination recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any controlling interest in the acquiree, and the goodwill acquired.  SFAS No. 141(R) also establishes disclosure requirements to enable users of the financial statements to evaluate the nature and financial effects of the business combination.  SFAS No. 141(R) applies to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008.  The Company does not expect the adoption of SFAS No. 141 (R) to have a significant impact on its financial statements.

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

NOTE 3. GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As disclosed in Note 1, the Company is in the development stage and has no sources of revenues. The Company has suffered recurring losses, and has a deficit accumulated during the development stage of approximately $1,224,000 at December 31, 2007, current assets are exceeded by current liabilities and the Company is dependent upon financing to continue operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties. See Note 8 for subsequent events.

NOTE 4. FIXED ASSETS

	(unaudited)
	March 31, 2008	December 31, 2007
Property and equipment	$36,203	$33,972
Less: accumulated depreciation	(7,938)	(4,718)
Property and equipment, net	$28,265	$29,254

The Company acquired $10,799 in property and equipment under capital leases during the year ended December 31, 2007.

NOTE 5. DEBT

The Company has a secured line of credit up to $50,000 with a bank. The obligation is secured by a Certificate of Deposit that the Company maintains with the lender of $50,000 which is included in restricted cash. The interest rate charged ranges from 5.25% to 8.25%. The balance outstanding under this line of credit at December 31, 2007 was $35,000 and at March 31, 2008 was $49,500 (unaudited).

In February and March 2008, Splinternet Holdings, Inc. advanced $125,000 to the Company. The loans are guaranteed by the Company’s President and the Company. The notes bear interest at the rate of 6% per annum and are due upon demand.

NOTE 6. COMMITMENTS, CONTINGENCIES AND OTHER MATTERS

The Company has a non-cancelable office lease agreement and equipment leases that expire at various times through June 2011. Aggregate future minimum lease payments are as follows:

Year ending December 31:
2008	$13,400
2009	4,000
2010	2,600
2011	500
$20,500

Rent expense charged to operations amounted to $2,094 for the year ended December 31, 2007 and $2,450 for the three months ended March 31, 2008 (unaudited).

On December 10, 2007, the Company entered into a Value-Added Reseller Agreement with Splinternet Holdings, Inc. under which the Company has appointed Splinternet Holdings, Inc as an authorized, non-exclusive value-added reseller and channel or alliance partner of the Company in order to develop and license applications pertaining to the Vidiation Radiation Detection Product. On the same date, Splinternet Holdings, Inc. entered into a Value-Added Reseller Agreement with the Company under which Splinternet Holdings, Inc. has appointed the Company as an authorized, non-exclusive value-added reseller and channel or alliance partner of Splinternet Holdings, Inc. in order to develop and license applications pertaining to the networked radiation detection device developed by the Splinternet Holdings, Inc. (the “Splinternet Radiation Detection Product”). Both agreements provide, among other things, for the Company and Splinternet Holdings, Inc. to provide its respective radiation detection product to the other for research and product development purposes and a second system for demonstration purposes, and each will provide integration and marketing support, training and technological support for its product to the other. Also, each will provide, in its capacity as a reseller of the other’s product, certain training and end user support. The initial term of each agreement is three years subject to earlier termination as described in each agreement.

NOTE 7. INCOME TAXES

Effective January 1, 2007, the Company adopted the provisions of FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — An Interpretation of FASB Statement No. 109.” FIN 48 provides detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in the financial statements in accordance with SFAS No. 109. Tax positions must meet a “more-likely-than-not” recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. Upon the adoption of FIN 48, the Company had no unrecognized tax benefits. During the year ended December 31, 2007 and the three months ended March 31, 2008, the Company recognized no adjustments for uncertain tax benefits.

The Company recognizes interest and penalties, if any, related to uncertain tax positions in general and administrative expenses. No interest and penalties related to uncertain tax positions were accrued at December 31, 2007 or March 31, 2008.

The tax year 2007 remains open to examination by the major taxing jurisdictions in which the Company operates. The Company expects no material changes to unrecognized tax positions within the next twelve months.

The Company has not recorded a deferred income tax asset for the tax effect of net operating loss carryforwards and temporary differences, since all tax attributes are passed through to the members.

NOTE 8.  SUBSEQUENT EVENTS

On April 25, 2008 the Company assigned all its assets and a portion of its liabilities to Vidiation, Inc., a corporation which was incorporated in the state of Delaware on December 10, 2007. Vidiation, LLC. assigned and transferred the assets and liabilities to Vidiation, Inc. in return for common stock issued by Vidiation, Inc. to the partners and other members of Vidiation, LLC.

On February 7, 2008, Vidiation, Inc. entered into an Agreement and Plan of Merger (the “Vidiation Merger Agreement”) with Splinternet Holdings, Inc., a Delaware corporation, pursuant to which at closing Splinternet Merger Sub I, Inc. (a wholly owned subsidiary of Splinternet Holdings, Inc. formed in 2008 for the purpose of such transaction) will merge into Vidiation, Inc., as a result of which Vidiation, Inc. will become a wholly-owned subsidiary of Splinternet Holdings, Inc. Upon closing, Splinternet Holdings, Inc will issue an aggregate of 4,788,179 shares of common stock to the shareholders of Vidiation, Inc. Vidiation, Inc. is a successor corporation to Vidiation LLC.

On April 30, 2008, the Company consummated the merger with Splinternet Holdings, Inc. pursuant to which the Merger Sub has merged into the Company resulting in the Company becoming a wholly-owned subsidiary of Splinternet Holdings, Inc. Splinternet Holdings, Inc. issued an aggregate of 4,788,179 shares of its common stock to the shareholders of the Company in exchange for the cancellation of the then outstanding shares of common stock of the Company. As a result, the former shareholders of the Company now own 7.8% of the total issued and outstanding shares of common stock of Splinternet Holdings, Inc.

On April 30, 2008, and in connection with the closing, the parties executed a supplemental closing agreement whereby, among other things, (i) the parties acknowledged that the Vidiation loans shall not be extinguished as a result of the transaction consummated under the Vidiation Merger Agreement, and (ii) the Company and the Company’s President reaffirmed and acknowledged their continuing obligation under the Vidiation loans. In addition, both the Company and the Company’s President agreed to indemnify Splinternet Holdings, Inc. with respect to any of the then existing liabilities of the Company.

On April 16, 2008, Splinternet Holdings, Inc. made an additional loan to the Company in the principal amount of $40,000. Such loan is due on demand and accrues interest at a rate of 6.0% per annum to the date of payment in full. This obligation has been guaranteed by the Company’s President and the Company.

Splinternet Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Financial Statements
(unaudited)

Index to Consolidated Financial Statements

PAGE

CONSOLIDATED FINANCIAL STATEMENTS (unaudited):

Pro Forma Consolidated Statement of Operations for Year Ended December 31, 2007	2

Pro Forma Consolidated Balance Sheet as of March 31, 2008	3

Pro Forma Consolidated Statement of Operations for Three Months ended March 31, 2008	4

Notes to the Pro Forma Consolidated Financial Statements	5-6

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet combines Splinternet Holdings, Inc. (“Splinternet” or “the Company”) historical balance sheet and that of Vidiation as of March 31, 2008, giving effect to the transactions described in the Agreement and Plan of Merger (previously filed on February 7, 2008) as if they had occurred on March 31, 2008.  The following unaudited pro forma consolidated statements of operations combine (i) Splinternet’s historical statement of operations for the three months ended March 31, 2008 with that of Vidiation for the three months ended March 31, 2008 and (ii) Splinternet’s historical statement of operations for the year ended December 31, 2007 with that of Vidiation for the year ended December 31, 2007, in each case giving effect to the acquisition as if it had occurred on January 1, 2007.

Under the purchase method of accounting, the preliminary purchase price has been allocated to the net tangible and intangible assets acquired and liabilities assumed, based on preliminary estimates, which assume that historical cost approximates fair value of the assets and liabilities of Vidiation.  As such, management estimates that a substantial portion of the excess purchase price will be allocated to non-amortizable intangible assets.  These estimates are subject to change upon the finalization of the valuation of certain assets and liabilities and may be adjusted in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations.

The unaudited pro forma condensed consolidated financial statements described above should be read in conjunction with Splinternet’s financial statements and those of Vidiation and the related notes thereto.  The pro forma adjustments are preliminary and the unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the acquisition taken place on the dates noted, or of Splinternet’s future financial position or operating results.

Splinternet Holdings, Inc. and Subsidiaries
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(unaudited)
YEAR ENDED DECEMBER 31, 2007

	Splinternet	Vidiation, LLC.	Pro Forma Adjustments	Consolidated

Revenues	$374,859	$-	$-	$374,859
Cost of revenue	344,870	-		344,870
Gross profit	29,989	-	-	29,989

Selling, general and administrative expenses	1,179,947	1,111,939		2,291,886
Research and development costs	115,823	114,700		230,523
Loss from operations	(1,265,781)	(1,226,639)	-	(2,492,420)

Other income (expense)
Interest income	83,897	3,514		87,411
Interest expense		1,222		1,222
Net loss	$(1,181,884)	$(1,224,347)	$-	$(2,406,231

Net loss per common share
Basic and Diluted	$(0.02)			$(0.04)

Weighted average number of shares outstanding
Basic and Diluted	53,984,877			58,773,056

See notes to pro forma consolidated financial statements

2

Splinternet Holdings, Inc. and Subsidiaries
PRO FORMA CONSOLIDATED BALANCE SHEET
(unaudited)
MARCH 31, 2008

	Splinternet	Vidiation, LLC.	Pro Forma Adjustments		Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$764,256	$-	$-		$764,256
Certificate of deposit (restricted)		50,000			50,000
Interest receivable		2,300			2,300
Accounts receivable	20,455				20,455
Prepaid expenses	29,023				29,023
Notes receivable	155,886		(625)	(D)	155,261
Loans receivable	125,000		(125,000)	(C)	-
Total current assets	1,094,620	52,300	(125,625)		1,021,295

Property and equipment, net	22,417	28,265			50,682
Deposits	13,544	1,328			14,872
Goodwill			3,018,318	(A)	3,018,318
Total assets	$1,130,581	$81,893	$2,892,693		$4,105,167

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$91,248	$270,352	$(625)	(D)	$360,975
Capital lease obligations, current portion		3,042			3,042
Line of credit-bank		49,500			49,500
Notes payable		125,000	(125,000)	(C)	-
Advance from officer		12,663			12,663
Total current liabilities	91,248	460,557	(125,625)		426,180
Capital lease obligations, net of current portion		6,156			6,156
Total liabilities	91,248	466,713	(125,625)		432,336

Commitments
Stockholders’ equity and members’ (deficit):
Members’ contributions		1,029,038	(1,029,038)	(B)	-
Common stock	56,715		4,788	(B)	61,503
Additional paid-in capital	3,195,171		2,628,710	(B)	5,823,881
Accumulated deficit	(2,212,553)	(1,413,858)	1,413,858	(B)	(2,212,553)
Total stockholders’ equity and members’ (deficit)	1,039,333	(384,820)	3,018,318		3,772,831
Total liabilities and stockholders’ equity	$1,130,581	$81,893	$2,892,693		$4,105,167

See notes to pro forma consolidated financial statements

3

Splinternet Holdings, Inc. and Subsidiaries
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(unaudited)
FOR THE THREE MONTHS ENDED MARCH 31, 2008

	Splinternet	Vidiation, LLC.	Pro Forma Adjustments		Consolidated

Revenues	$178,658	$-	$-		$178,658
Cost of revenue	171,968	-	-		171,968
Gross profit	6,690	-	-		6,690

Selling, general and administrative expenses	219,363	188,331	-		407,694
Research and development costs	56,925	-	-		56,925
Loss from operations	(269,598)	(188,331)	-		(457,929)

Interest income	10,697	690	(625)	(E)	10,762
Interest expense		1,870	(625)	(E)	1,245
Net loss	$(258,901)	$(189,511)	$-		$(448,412)

Net loss per common share
Basic and Diluted	$(0.00)				$(0.01)

Weighted average number of shares outstanding
Basic and Diluted	56,715,000				61,503,179

See notes to pro forma consolidated financial statements

4

Splinternet Holdings, Inc. and Subsidiaries
Notes to Pro Forma Consolidated Financial Statements
(unaudited)

1.	BASIS OF PRESENTATION

On April 30, 2008, pursuant to the Agreement and Plan of Merger (the “Vidiation Merger Agreement”) among Splinternet Holdings, Inc. and subsidiary (the “Company”), Vidiation, Inc. and Splinternet Merger Sub I (the “Merger Sub”), Merger Sub has merged into Vidiation, Inc. resulting in Vidiation, Inc. becoming a wholly-owned subsidiary of the Company. Upon closing, the Company issued an aggregate of 4,788,179 shares of common stock of the Company to the shareholders of Vidiation, Inc. in exchange for the cancellation of the then outstanding shares of common stock of Vidiation, Inc. As a result, the former shareholders of Vidiation, Inc. now own 7.8% of the total issued and outstanding shares of common stock of the Company.

The unaudited pro forma Consolidated statement of operations for the year ended December 31, 2007 reflects the merger as if it had occurred on January 1, 2007.

The pro forma consolidated financial statements are for illustrative purposes only and should be read in conjunction with the separate historical financial statements of the Company and the notes thereto and with the accompanying notes to the pro forma statements. The pro forma statement of operations may not be indicative of either future results or the results that would have actually occurred if the merger had been consummated as of January 1, 2007. The pro forma statements are based upon currently available information and upon certain assumptions that the Company believes are reasonable under the circumstances.

The merger was accounted for as a purchase pursuant to the provisions of SFAS No. 141, Business Combinations. Goodwill was recognized for the portion of the purchase price that exceeded the fair value of the net assets acquired and the liabilities assumed.

2.	PRO FORMA ADJUSTMENTS

The following are brief descriptions of each of the pro forma adjustments included in the unaudited pro forma consolidated financial statements.

Balance Sheet Adjustments:

(A)	To record the purchase of all the stockholders’ equity of Vidiation and the allocation of the purchase price to assets acquired and liabilities assumed as follows:

Calculation of allocable purchase price:

	March 31, 2008
Stock	$2,633,498	*

Purchase Price	$2,633,498

Estimated allocation of purchase price:

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Vidiation, net assets acquired:

March 31, 2008
Total purchase price	$3,018,318
Certificate of deposit (restricted)	$50,000
Interest receivable	2,300
Property and equipment, net	28,265
Deposits	1,328
Accounts payable and accrued expenses	(270,352)
Line of credit-bank	(49,500)
Notes payable	(125,000)
Capital lease obligations	(9,198)
Advance from officer	(12,663)

(384,820)

Goodwill (residual)	3,018,318

* The stock portion of the acquisition consists of 4,788,179 shares at a price per share of $.55, which was the average closing price of a share of Splinternet common stock for the 6 consecutive trading days prior to public announcement by Splinternet of the contemplated purchase of Vidiation, LLC.

(A)	To record goodwill resulting from the allocation of the purchase price to the estimated fair value of assets acquired and liabilities assumed.
(B)	To record the issuance of 4,788,179 common shares of the Company at a price of $.55 per share, and eliminate the pre-acquisition equity of Vidiation, LLC.
(C)	To eliminate the notes issued by Vidiation, LLC. to the Company.
(D)	To eliminate the interest due by Vidiation, LLC. to the Company.

Statement of Operations Adjustment:

(E)	Elimination of interest income and interest expense related to the notes issued to the Company by Vidiation, LLC.

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